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                                                                    EXHIBIT 10.4

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL / COMMERCIAL SINGLE-TENANT LEASE - NET
                (Do not use this form for Multi-Tenant property)

1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, August 29 , 1997, is made by and between FLOWSERVE CORPORATION, A New York corporation ("LESSOR") AND ENTERPRISE INDUSTRIES, INC., a California Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 7500 Tyrone Avenue, Van Nuys , located in the County of Los Angeles , State of California , and generally described as (described briefly the nature of the property) approximately 126,152 square feet of building and improvement located on approximately 330,184 square feet of land "PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: 12 Years and -n- months ("ORIGINAL TERM") commencing September 1, 1997 ("Commencement Date") and ending August 31, 2009 ("Expiration Date"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: any time prior to September 1, 1997 ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)


        1.5 BASE RENT: $ 40,000 per month ("BASE RENT"), payable on the 1st day of each month commencing September 1, 1997, except that rent for September, 1997 shall be pro rated based on the actual date occupancy commences (See Addendum Paragraphs) (See Paragraph 4 for further provisions.)

[ ] If this box is checked, there are provisions in the Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $ -0- . as Base Rent for the period.

        1.7 SECURITY DEPOSIT: $______ ("SECURITY DEPOSIT").(See Paragraph 5 for further provisions).

        1.8 PERMITTED USE:any lawful use (See Paragraph 6 for further provisions).

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein.(See Paragraph 8 for further provisions.) (See Addendum Paragraphs)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):


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represents

[ ] Lessor exclusively ("LESSOR'S BROKER"); [ ] both Lessor and Lessee, and Tony Magnone represents

[ ] Lessee exclusively ("LESSEE'S BROKER"); [X] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ________ ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.12 ADDENDA. Attached hereto is and Addendum or Addenda consisting of Paragraphs 1 through 18 and Exhibits A & B all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby Leases to Lessee, and Lessee hereby Leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set for in this Lease. Unless otherwise provided herein, any statement of square footage set forth in the Lease , or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 CONDITION. Lessor shall deliver the Premise to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system,. lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of the Lessee at Lessee's sole cost and expense. (See Addendum Paragraph)

        2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined on Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in the Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee sole cost and expense.

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that is has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee as and such investigation and/or term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents has made any oral or written representations or warranties with respect to the said matters other than as set forth in the Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in the Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee as the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warrants.



3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original.

        3.3 DELAY IN POSSESSION. If for any reason, Lessor cannot deliver possession of the Premises to the Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if early Possession Date if specified, by the Commencement Date, Lessor shall not be subject to any liability therefore, not shall such failure affect the validity of this Lease, or the obligations or Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered with sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor with ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations


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hereunder; provided, however, that if such written notice by Lessee is not received by Lessor with said ten (10) day period, Lessee's actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, the Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay cause by the acts, changes or omissions, of Lessee.



4.      RENT.

        4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.



5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charge due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if an, or Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increments for its use, or to be prepayment for any moneys to be paid be Lessee under this Lease.



6.      USE

        6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring Premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the Premises may be used or occupied, so long as the same will not impair the structure integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

        6.2 HAZARDOUS SUBSTANCES.

               (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCES" as used in this Lease shall mean any product, substance, chemical, material or waste whose, nature, quantity and or/intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, whether by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any government agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not limited to, Hydrocarbons, Petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engaged in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration, or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to the which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefore. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or


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liability therefrom or therefor, including, but not limited to, the installation
(and removal on or before Lease expiration or earlier termination) or reasonably necessary protective modifications to the Premises (such a concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

               (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders, and ground Lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising cut of or involving any Hazardous Substances or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the tie of such agreement. (See Addendum Paragraph)

        6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole and cost expense, fully diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions or record, permit, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises, (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environment conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registration, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint, or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the Party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a government authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be for the costs and expenses of such inspections.



7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS

        7.1 LESSEE'S OBLIGATIONS.

               (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.), 7.2 (Lessor's obligations to repair). 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as result of the Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights landscaping, driveways, parking lots fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense; take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any


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contamination of, and for the maintenance, security and/or monitoring of the
Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practice. Lessee's obligations shall include restoration, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven
(7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises reasonably required, but not more frequently than once every seven (7) years. (See Addendum Paragraph)

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contract, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance. (See Addendum Paragraph)

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained on Paragraphs 2.2 (relating to condition of Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of Premises) and 14 (relating to condemnation of the Premises), it is intended be the Parties hereto the Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph
7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of the Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

        7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS. (See Addendum Paragraph)

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATION AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made be Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations, in on, under or about the Premises with Lessor's Prior written consent. Lessee may, however, make non-structural Utility Installations to the Interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) conditions its consent to any requested Alteration and Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to do for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premised or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned


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by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding the installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof cleaned and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal , replacement, or remediation or any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.



8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor with ten (10) days following receipt of an invoice for any amount.

        8.2 LIABILITY INSURANCE.


               (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors or Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organization, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance is to be carried by Lessee shall be primary to and not to contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.


               (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be names as an additional insured therein.

        8.3 PROPERTY INSURANCE - BUILDING IMPROVEMENTS AND RENTAL VALUE.

               (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground Leases on the Premises ("LENDER(S)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except that perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and unreasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement or any building, zoning, safety, or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain and agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lenders), insuring the loss or the full rental and other charges

Fleet Capital Corporation
March 26, 1998
Page 23

payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for full year's loss of rental revenues from the date of any sic loss. Said insurance shall contain and agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium cost and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.





               (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, The Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease, If Lessee is the Insuring Party, The policy carried be Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

        8.4. LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other ratings as may be required by Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified as required by this Lease. No such policy shall be cancelable for subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof , or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTY") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of accident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

        8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents. Lessor's masier or ground Lessor, partners and Lenders from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case an action or proceeding be brought against Lessor by reason of any or the foregoing matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury us caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction or other defects results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless or whether the cause of such damage or injury or the means or repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.



9.      DAMAGE OR DESTRUCTION.

        9.1    DEFINITIONS.

               (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% if the then

Fleet Capital Corporation
March 26, 1998
Page 24

Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

               (c) "INSURED LOSS" shall mean damage or destruction to improvements owned on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

               (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

               (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the present of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alteration and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost continue in full forces and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds are not sufficient to effect such repair, the purpose. Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was sue to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance was not commercially reasonable and available, Lessee provides Lessor with the funds to cover same, or adequate assurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof with said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate in sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an insured Loss occurs, unless caused by negligent or will act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the require funds or satisfactory assurance thereof within their (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof with the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor, shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

        9.5. DAMAGE NEAR END OF TERM. If at any time, during the last six (6) months of the term of this Lease, there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not and Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said

Fleet Capital Corporation
March 26, 1998
Page 25

sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6    ABATEMENT OF RENT; LESSEE REMEDIES.

               (a) In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claims against Lessor for any damages suffered by reason of any such repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises under the Provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commences within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean wither the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Conditions occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall in continue if full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such conditions exceeds twelve (12) times the monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition or Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof with thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligation under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months. (See Addendum Paragraph)

        9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of the Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.



10.     REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same and Lessee shall reimburse Lessor therefor upon demand.

               (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly in advance, the monthly payment shall be that equal

Fleet Capital Corporation
March 26, 1998
Page 26

monthly amount which, over the number of months that remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the find needed to pay the applicable taxes before delinquency. If the amount paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance funds paid to Lessor under the provisions of their Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph
5. (See Addendum Paragraph)

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against legal or equitable interest of Lessor in the Premises or in the real property of which the Premises area part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's ability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included with the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or supply other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAX. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any Lessee's said personal Property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee with ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).



11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon, if any such services are not separately metered to Lessee. Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other Premises.



12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. (See Addendum Paragraph)

               (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written given under and subject to the terms of Paragraph 36.

               (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, or twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

               (c) The involvement of Lessee or its assets in any transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, as it exists immediately prior to said transaction or transaction constituting such reduction, at whichever time said Net Worth Of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.


               (d) An assignment or subletting of Lessee's interest in those Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c)

Fleet Capital Corporation
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Page 27





               (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

        12.2 TERMS AND CONDITIONS TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or Sublessee of the obligations of the Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

               (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the Sublessee. However, Lessor may consent to subsequent sublettings and assignments or the Sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or Sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or Sublease.

               (d) In the event of any Default or Breach of Lessee's obligations under this Lease including the Sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.


               (e) Each request for consent to an assignment or subletting shall be in writing accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or Sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide to Lessor with such other or additional information and/or documentation a may be reasonably requested by Lessor.


               (f) Any assignee of, or Sublessee under, this Lease shall, by reason of accepting such assignment or entering into such, Sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or Sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or Sublease to which Lessor has specifically consented in writing.


               (g)




               (h) Lessor, as a condition to giving its consent to assignment or subletting, may require that the amount and adjustment structure of the rent


        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all Subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rental and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, of this or any other assignment of such Sublease to Lessor, not by reason of the collection of the rents from a Sublease, be deemed liable to the Sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such Sublease. Lessee hereby irrevocably authorizes and directs any such Sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents and other charges due to become due under the Sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding

Fleet Capital Corporation
March 26, 1998
Page 28

any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said Sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said Sublessee to Lessor.

               (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any Sublessee to attorney to Lessor, in which event Lessor shall undertake the obligations of the Sublessor under such Subleases from the time of the exercise of said option to the expiration of such Sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such Sublessee to such Sublessor or for any other prior Defaults or Breaches of such Sublessor under such Sublease.

               (c) Any matter to thing requiring the consent of the Sublessor under a Sublease shall also require the consent of Lessor herein.

               (d) No Sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the Sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The Sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the Sublessee.



13.     DEFAULT; BREACH; REMEDIES.


        13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and , where a grace period to cure after a notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:


               (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

               (b) Except s expressly otherwise provided in this Lease, the failure by Lessee to make any payments of Base Rent or any other monetary payments required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

               (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recession of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

               (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. " 101 or any successor stature thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force effect, and not affect the validity of the remaining provisions.

               (f) The discovery be Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

               (g) If the performance of Lessee's obligation under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

Fleet Capital Corporation
March 26, 1998
Page 29

               (a) Terminate Lessee's right to Possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and the Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of awards exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including but not limited to the cost of recovering possession of the Premises, expenses reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b). (c), or (d) was not previously give, a notice to pay, rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture or Leases for unlawful detainer shall constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b). (c), or (d) and under the unlawful detainer statute shall run concurrently both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or said statute.

               (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee had the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

               (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free of abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charges, bonus, inducement or consideration therefore abated, given or paid by Lessor under such and Inducement Provision shall be immediately due and payable be Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance. (See Addendum Paragraph)

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground Lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such overdue amount shall be due, then, without any requirement for notice to Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other right sand remedies granted hereunder, In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rents, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground Lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided however, that if the nature of Lessor's obligation is such that more than thirty (30)

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
Fleet Capital Corporation
March 26, 1998
Page 30

days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.


14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said all power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so take as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority take such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is Land on which there is no building, Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the Leasehold or for the taking of the fee, or as severance damages; provided however, the such Lessee shall be entitled to an compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.



15.     BROKER'S FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease,

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $ ) for brokerage services rendered by said to Lessor in this transaction.

        15.3 Unless Lessor and Brokers have otherwise agreed in writing. Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other Premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are procuring cause of any other Lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

        15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreements or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third Party beneficiary of the provisions of this Paragraph 25 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

        15.5 Lessee and Lessor each represent and warrant to the other that it has no dealings with any person, firm, broker or finder (other than the Brokers if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hod the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker finder or other similar Party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorney's fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships including any dual agencies, indicated in Paragraph 1.10.



16.     TENANCY STATEMENT.

        16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or their building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchase designated by Lessor such financial statements of Lessee and such Guarantors as may reasonably required by such lender or purchaser, including but not

Fleet Capital Corporation
March 26, 1998
Page 31

limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this, is a Sublease of the Lessee; interest in the prior Lease, In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as foresaid, the prior Lessor shall be relieved of al liability with respect to the obligations and/or covenants under this Lease hereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.



18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.



19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the first thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.



20. TIME OF ESSENCE. Time of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.



21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.



22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. The Lease contains all agreement between the Parties with respect to any matter mentioned herein and no other prior contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premise. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.



23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may new delivered in person (by hand or by messenger or courier service or may be sent by regular, certified or registered mail; or U.S. Postal Service Express Mail, with postage prepaid or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addressee noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices purposes. Either Party may be written notice to the other specify a difference address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor here under shall be concurrently transmitted to such Party or Parties at such address as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notice delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation or receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.



24. WAIVERS. No waiver by Lessor of the default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant, or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term covenant or condition hereof. Lessor's consent to, or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a default or breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding default or breach by Lessee of any provision hereof, other that the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee in connection there with which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.



25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute acknowledge an deliver to the other a short from memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees of taxes applicable thereto.

Fleet Capital Corporation
March 26, 1998
Page 32

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of the Lease.



27. CUMULATIVE REMEDIES. No remedy or hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.



28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.



29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.



30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground Lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part to any and all advances made on the security thereof, and all to renewals, modifications, consolidations, replacements and extensions thereof. Lessee agree that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lenders whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies, Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any option granted hereby superiors to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agree to attorney to a Lender or any other Party who acquire ownership of the Premises by reason of a foreclosure of a Security Service, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior Lessor with respect to event occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior Lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into be Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof will not be disturbed so long as Lessee is not in Breach here of an attorns to the record owner of the Premises.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided however, that , upon written request from Lessor or a lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writing as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreements s is provided for herein.



31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights here under, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action , or appeal thereon , shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be , whether by compromise, settlement, judgment, or the abandonment by the other Party of Broker if its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule but shall be as such to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notice of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.



32. LESSOR'S ACCESS; SHOWING PREMISES REPAIRS. Lessee and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchases, Lenders or Lessees and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonable deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty days (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall have be without abatement or liability to Lessee.



33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntary or involuntary, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

Fleet Capital Corporation
March 26, 1998
Page 33

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to use the roof and the right to install, an all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business. (See Addendum Paragraph)



35. TERMINATION; MERGER. Unless specifically stated otherwise, in writing by Lessor, the voluntary or other surrender of this Lease be Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any Sublease or lesser estate in the Premises provided, however, Lessor shall in the event of any such surrender termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessors election to have such event constitute the termination of such interest.



36.     CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherein this Lease the consent of a Party a required to an act by or for the other Party, such consent shall not be unreasonable withheld or delayed. Lessor's actual reasonable costs an expenses (including but not limited to architects', attorney's, engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee of any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignments, subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice an supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee' request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default or breach by Lessee of this Lease exists, not shall such consent be deemed a waiver of any then existing default or breach, except s may be otherwise specifically stated in writing by Lessor at the time of such consent.



37.     GUARANTOR.

        37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such guarantor shall be in the form most recently published by the American Industrial Real Estate Association and each said guarantor shall have the sale obligations as Lessee under this Lease including but not limited to the obligation t o provide the Tenancy Statement and information called for by Paragraph 16.

        37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails for refuse, upon reasonable request by Lessor to give (a) evidence of the due execution of the guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantors as may from time to time be requested by Lessor, (c) a tenancy statement, or (d) written confirmation that the guaranty is still in effect.



38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to al the provisions of this Lease.



39.     OPTIONS.

        39.1 DEFINITION. As used in this Paragraph 39, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any Lease that is Lessee has on other property of Lessor; (b) the right of first refusal to Lease the Premises or the right of first offer to Lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to Lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor , or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of there after assigning or subletting, The options, of any herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

Fleet Capital Corporation
March 26, 1998
Page 34


               (a) Lessee shall have not right to exercise an Option, notwithstanding any provision in the grant of Option to the Contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until he notices Default is cured, to )ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease.









40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees and that Lessee will pay its fair share of common expenses incurred in connection there with.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service to or other security measures, and that Lessor shall have no obligation whatsoever to provide same, Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third Parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant without the consent or joinder of Lessee, such easements rights and dedications that Lessor deems necessary and to cause to recordation of parcel maps and restrictions, so longs as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedications, amp or restrictions.

43. PERFORMANCE UNDER PROTEST. If at anytime a dispute shall arise as to any amount of sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment under protest and such payment shall not be regarded as a voluntary payments and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, general or limited partnership, each individual executing this Lease on behalf of such entity represent sand warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend those Lease from time to time to reflect any adjustments that ate made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as my be reasonably required by an institutional, insurance company, or pension plan, lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than new person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint an several responsibility of all persons or entities herein as such Lessor or Lessee.

            See Addendum, attached hereto. For additional provisions.

Fleet Capital Corporation
March 26, 1998
Page 35

LESSOR AN LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

            IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATED THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OR THIS LEASE OR THE TRANSACTION TO WHICH IT RELATED; THE PARTIES SHALL RELY SOLELY UPON THE ADVISE OF THEIR OWN COUNSEL AS THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place on the dates specified to their respective signatures.

Executed at___________________________    Executed at__________________________
_____________
on ___________________________________    on___________________________________

by Lessor:____________________________    by Lessor:

______________________________________    _____________________________________
_____________
______________________________________    _____________________________________
_____________


By ___________________________________    By __________________________________
___________ Name Printed:_______________________   Name Printed:_______________
___________________________ Title: ___________________________ Title:__________
________________________________________


By ___________________________________    By __________________________________
___________ Name Printed:_______________________   Name Printed:_______________
___________________________ Title: ___________________________ Title:__________
________________________________________
Address:______________________________________Address:_________________________
_________________________________________________________        ______________

Tel. No. (___) _________ Fax No. (___) _______________ Tel. No. (___)___________
Fax No. (___) _________


NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call us to make sure you are utilizing the most current form: American Real Estate Associate, 34 South Figueroa Street, Suite M-1, Los Angeles, CA 90081. (213) 687-8777. Fax No. (213) 687-8616.

                                                                   Exhibit 10.41


                   ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                  SINGLE-TENANT LEAST-NET DATED AUGUST 29, 1997
          BETWEEN FLOWSERVE CORPORATION AND ENTERPRISE INDUSTRIES, INC.

        1. CONSTRUCTION ON PREMISES

               It is understood and agreed by the parties that the Lessee intends to immediately commence and improvements to the property. These improvements shall include, but not necessarily be limited to, raising the height of the roof in the North building to 30 feet (10,000 square feet to be done immediately with work on the remaining 13,000 square feet to be commenced in approximately twelve months, which additional work for reference purposes is referred to as "Phase 2"); paint exterior, including courtyard; top coat, seal and stripe all parking areas; paint , re-floor, replace ceiling titles in interior office areas; repair and/or paint/seal floors in the shop areas; and such other work as is required to comply with ADA in conjunction with the above work. The estimated cost of the above work is approximately $1,215,000.

               Lessee will commence preparation of plans for improvements immediately upon occupancy of the premises. Said plans will be submitted to the Los Angeles City Department of Building and Safety for approval and Lessee shall proceed in an expeditious manner to completion of the above work. Lessee shall submit plans to Lessor for approval not more than 30 days after the Commencement Date of this Lease. Said plans shall be submitted to Building and Safety and such other governmental agencies as is appropriate for approval with 15 days after Lessor's approval of the plans. Construction of the first phase of work shall commence not later than 15 days after the issuance of a Building Permit for such purpose by Los Angeles City Department of Building and Safety. Construction of the first phase (which includes raising the roof height to 30 feet for approximately 10,000 square feet of building only) shall be completed not later than 4 months after issuance of the Building Permit. Lessee shall have 12 months from completion of the first phase of construction to complete the raising of the roof height to 30 feet on the balance of premises (Phase 2). Lessor shall have the right to require the Lessee to furnish a performance bond covering lessee's obligations arising from the improvements.

               All costs of the work provided for in this section shall be paid Lessee and such work shall be performed in compliance with the provisions of
Section 7.3 of the Lease as modified.

        2. RENT ABATEMENT AND CREDIT

               During the period of construction set forth in Paragraph 1 of this Addendum, and provided the Lessee has complied with the time periods set forth therein, all Base Rent payable pursuant to Section 1.5 of the Lease, shall be abated. This abatement shall not apply to other amounts due from, or to be paid by, Lessee pursuant to the Lease. Upon conclusion of the construction, Lessee shall receive a credit for the construction costs to be applied against the abated rent. To the extent construction costs are less than the abated rent, Lessee shall pay the

Fleet Capital Corporation
March 26, 1998
Page 37

difference to Lessor forthwith. To the extent construction costs exceed the abated rent, Lessee shall not receive a credit. If Lessee shall timely complete phase 1 of the construction, rent shall continue to be abated during phase 2 construction, provided that Lessee shall diligently complete phase 2 of the construction. In no event shall Lessee receive an aggregate credit of more than $960,000.

               For purposes of Section 13.3, only those abated rents which exceed the amount actually expended pursuant to Section 1.1 of this Addendum shall be subject to recapture.

        3. RENT INCREASES

               a. Base Rent shall increase to $50,000 per month, commencing on the second anniversary of the Lease Commencement Date.

               B. Base Rent shall be increased annually on the anniversary of the Commencement Date. The base for computing the adjustment shall be the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for Urban Wage Earners and Clerical Workers, Subgroup "all items" (8/9 = 100), for the Los Angeles-Long Beach-Anaheim Metropolitan area (the Index herein). The base rent shall be increased in the same percentage as the year in which and adjustment last occurred and ending with August of the year in which the adjustment is to occur. (For the Purpose of the first adjustment, the beginning Index will be the Index in August of 2000.) If, as a result of such calculations, the Base Rent increase is less than 2%, the Base Rent shall be increased, on the adjustment date, by an amount equal to 2% of the Base Rent than being paid. In no event, shall Base Rent be increased, as a result of such calculation, by an amount more than 7% of the Base Rent then being paid. Any excess increase shall not accumulate not may it by applied in future years.

        4. INSURING PARTY

               Notwithstanding the provisions of Section 1.8 of the Lease, during the first two years hereof, Lessees shall be the insuring party. Commencing on the second anniversary of the Lease Commencement Date, Lessor shall become the insuring party. All provisions of the Lease shall be construed consistent with such definition.

        5. REPAIRS BY LESSOR

               Notwithstanding the provisions of Section 7.1 and 7.2 of the Lease, Lessor shall be responsible for all repairs to the air conditioning, electrical, fire sprinkler and hydrants, plumbing and roofing systems, regardless of when the same are discovered. [X] addition, Lessor shall remain responsible for all repairs for any conditions identified in the Property Inspection Report previously obtained be Lessee as a part of its attempts to purchase the building without regard to the thirty day limit specified in
Section 2.2.

Fleet Capital Corporation
March 26, 1998
Page 38

        6. CONVERSION TO GROSS LEASE

               On the second anniversary of the Lease Commencement Date this Lease shall convert to a Gross Lease in that Lessee shall have no obligation to pay to Lessor any expense related to Lessee's use and occupancy of the building except rent. Its is specifically understood and agreed that Lessee shall no longer be responsible for payment of insurance, property taxes, repairs and maintenance of the facility. Nothing herein shall be construed to obligate Lessor to pay fro any property taxes or insurance related to Lessee's personal property, insurance covering Lessee's general liability or for damage to the premises beyond normal wear and tear when such damage is caused by Lessee.

               Effective on the second anniversary of the Lease Commencement Date, the following provisions of the Lease shall be of no force and effect:
Section 2.2 (to the extent it imposes and obligation upon Lessee to pay for repair or maintenance to the building), Section 2.3 (to the extent it imposes any obligation upon Lessee to pay for the repair or maintenance to the building), Section 7.1 (a), Section 7.1(b), Section 7.2, Section 8.1, Section 10.1(a), Section 10.1(b).

        7. LESSOR'S OBLIGATIONS

               Notwithstanding any other provisions of the Lease or this Addendum to the contrary, any obligations imposed upon the Lessee by Paragraphs 2.2, 2.3, 7.1(a), 7.1(b), 7.2 and 8.1, 10.1 (a) , 10.1(b) shall become the responsibility of Lessor at Lessor's sole cost and expense on the second anniversary of the Lease Commencement Date.

        8. TOXICS AND HAZARDOUS SUBSTANCES

               Lessor and Lessee are aware that the property may contain elevated concentration of hazardous substances as disclosed, in part, by reports prepared by the parties in conjunction with Lessee's previous attempts to purchase the property. The parties are continuing to investigate the extent of such concentrations of substances on the property. Lessor shall take reasonable or appropriate steps to promptly investigate the extent of the hazardous substances on the property and to reduce levels of such hazardous substances so as to not violate applicable regulations subject to the provisions hereof. Such efforts shall be completed not later than July 1, 1998. Lessor shall not be required to incur costs in an amount in excess of $100,000 in complying with the provisions of this Section. However, nothing herein shall be construed in any manner to relieve Lessee from any liability for any hazardous substances or toxics on the property which Lessor establishes have been caused solely by the actions of Lessee.

Fleet Capital Corporation
March 26, 1998
Page 39

        9. DEPOSIT FOR TAXES

               Lessor may only exercise the rights granted to it by Section 10.1(b) after Lessee, shall at any time, fail to have complied with the Provisions of 10.1(a) of the Lease.

        10. SUBLEASE

               a. Notwithstanding the provisions of Section 12 of the Sublease, to the extent Lessee desires to sublease the premises, Lessor shall not unreasonably withhold consent to such transaction.

               b. Lessor acknowledges that Lessee is a wholly owned subsidiary of TMCI Electronics, Inc. Lessor specifically consents to any transfers of assignment of Lessee's rights hereunder to TMCI provided Lessor has reviewed and approved the most recent audited annual and unaudited financial statements of TMCI, and provided that TMCI accepts said assignments or transfer and agrees in writing to be bound by all terms of this Lease. Lessor further agrees to not be unreasonably withhold its consents to any other proposed assignment or transfer which is governed by the provisions of Article 12 of the Lease.

        11. LESSOR CONSENT

               The provisions of Section 12.3 shall apply only if the matter or thing requiring the consent of Sublessor would have required the consent of Lessor in undertaken by Lessee.

        12. BROKER FEES

               Lessor shall pay to Tony Magnone, as a broker fee, in conformity with provision sot Article 15 of Lease, equal to 5% of the Base Rent received during each month of the Lease term or any extensions or renewal thereof whether by exercise of the option to extend or otherwise. This commission shall be payable monthly with ten (10) days of receipt of the Base Rent. The commission shall be paid only on rents actually received by Lessor and no commission shall be payable on any rents against which Lessee has received a credit as a result of the costs of construction on the property. In the event Lessee shall exercise its option to the purchase the property, a commission of 4% of the gross selling price shall be due an and payable to Tony Magnone upon the successful close of escrow for such purchase by Lessee. Any assignment or transfer by Lessee of any of its rights under the Lease or the purchase option shall not defeat or extinguish the obligation to pay a commission, as provided herein, to Tony Magnone who shall receive the same commission that would have been due and payable had the performance by such transfer or assignee been instead by Lessee. Nothing herein shall be construed as to obligate Lessor to pay any additional commission or fee to Tony Magnone upon any subsequent sublease, assignment or transfer of the Lease unless such additional commission or fee shall have been agreed to in writing by Lessor.

Fleet Capital Corporation
March 26, 1998
Page 40

        13. SIGNAGE

               Section 34 of the Lease is modified to provide that Lessee nay place such reasonable signage upon the property as Lessee shall desire subject to the provisions of the Paragraph 7 of the Lease. Lessor shall not have any right to use the roof or to install or allow the installation of any other signs advertising upon the roof or any other portion of the premises.

        14. TRANSFER OF OPTION

               The provisions of Section 39.2 of the Lease shall not apply with respect to any transfer to TMCI, its successors or assigns, or any action which is deemed a transfer pursuant to Section 12.1(b) of the Lease; provided, however, nothing contained in the Lease shall abrogate Lessor's rights under
Section 10 of this Addendum.

        15. FORCE MAJEURE

               If the performance of any act required by this Leas to be performed by either part is prevented or delayed by reason of any act of God, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, or any other cause except financial inability, that is not the fault of the party required to perform the act, the time for performance of any act will be extended for a period equivalent to the period of delay, and performance of the act during this period of delay will be excused. However, nothing contained in this Section shall excuse the prompt payment of rent by Lessee as required by this Lease, or the performance of any act rendered difficult solely because the financial condition of the party required to perform the act.

        16. OPTION TO PURCHASE PROPERTY

               Lessor hereby grants to Lessee the exclusive right to purchase the property which is the subject of this Lease. The perms of the purchase will be set forth in the Purchase Agreement previously executed between Lessee and Lessor, a copy of which is attached hereto as Exhibit "A," provided, however, all times specified therein shall be deemed to run from the date of all notice of exercise of the option and not from any other date. In the event of any conflict between the terms of the Purchase Agreemtns and the Lease, including this Addendum, the terms of the Purchase Agreements shall control.

               The option to purchase shall be exercised by Lessee delivering to Lessor written notice of its exercise of the option. This notice may be delivered at any time prior to March 1, 1999. If the notice by Lessee of its exercise of the option is delivered to Lessor on or before September 1, 1998, and the escrow for the purchase of the property closes on or before January 1, 1999, the purchase price, as defined in Exhibit "A" hereto, shall be $4,750,000. If the option


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
Fleet Capital Corporation
March 26, 1998
Page 41

is exercised after September 1, 1998 and before its expiration, the purchase price , as provided in Exhibit "A" attached hereto will be $5,250,000. Upon exercise of the option, the escrow for the purchase must close, in any event, on or before January 1, 2000. If not exercised, and subject to the terms hereof, the option shall terminate on March 1, 1999.

               This option and the right of first refusal provided elsewhere in this Addendum, shall evidence by a Memorandum of Options in the form of Exhibit "B", attached here to, which Memorandum of Option shall be recorded in the County Recorder of Los Angeles County.

               The rights under this option may be assigned by Lessee to TMCI provided Lessor has reviewed and approved the most recent audited annual and unaudited financial statements of TMCI.

        17. RIGHT OF FIRST REFUSAL

               In addition to the option, Lessor grants to Lessee a right of first refusal to purchase the property. If after the termination of the option period, Lessor shall receive an offer for the property which it intends to accept, Lessor shall notify Lessee, in writing of all terms and conditions of such offer. Lessor shall have 72 hours from receipt of the written notice to advise Lessor in writing, of its acceptance of the offer. In the event Lessee accepts the offer, the sale shall be completed by Lessor to Lessee on all terms and conditions of such offer. If Lessee fails to accept the offer, Lessor shall be free to sell the property to such third party on such terms and conditions. If however, any material term or condition of said sale is changed or modified, Lessor must, again, proceed to Lessee written notice of the new terms and provide to Lessee a period of 72 hours in which to accept such revised offer.

               If for any reason a sale is not concluded, after Lessee shall have been given notice and an offer is, again, received whether from the original proposed purchaser or another third party, Lessee shall be again afforded its rights of first refusal pursuant to this Section.

               The parties hereto have executed this Addendum at the place on the dates specified above to their respective signatures.

Executed at _________________________  Executed at ____________________________
on___________________________________  on _____________________________________
by Lessor:                             by Lessee:
_____________________________________  ________________________________________


_____________________________________  ________________________________________


By___________________________________  By______________________________________


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
Fleet Capital Corporation
March 26, 1998
Page 42

Name Printed:________________________  Name Printed: __________________________
Title: ______________________________  Title: _________________________________
Tel. No.       (      )______ - _____  Address:________________________________
Fax No.        (      )______ - _____  __________________________________
                                       Tel. No.      (      ) _______- _________
                                       Fax No.       (      ) _______- _________


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